UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2026

Sow Good Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-42037	27-2345075
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1440 N Union Bower Rd

Irving, TX 75061

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 623-6055

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SOWG	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 30, 2026, the Company amended its Certificate of Incorporation to increase the authorized shares of Common Stock to up to 1,000,000,000 (the “Certificate of Incorporation Amendment”).

The certificate of amendment to the Company’s Certificate of Incorporation is filed herewith as Exhibit 3.1, and any description above is qualified in its entirety by the text of the amendment to the Certificate of Incorporation.

Item 5.07 Submission of Matters to a Vote of Security Holders

On March 25, 2026, the actions approved through written consent (the “Stockholder Consent”) of stockholders holding 50.7% of all outstanding shares of common stock of the Company (the “Common Stock”) as of the specified record date entitled to vote (the “Majority Stockholders”) became effective. The Majority Stockholders approved:

(i)	the issuance of shares of Common Stock upon conversion of the Company’s Series AA Convertible Non-Redeemable Preferred Stock, par value $0.001 per share and the Series AAA Preferred Stock in accordance with Nasdaq Listing Rules 5635(b) and 5635(d);

(ii)	the Certificate of Incorporation Amendment;

(iii)	approve amendments to the 2024 Stock Incentive Plan (“2024 Plan”) to, among other items, increase the shares authorized for issuance under the 2024 Plan by 7,000,000 shares; and

(iv)	the ability of the Board to approve a reverse stock split in the range of 1 for 2 to 1 for 99.

Pursuant to Section14(c) of the Securities Exchange Act of 1934 (the “Exchange Act”), on February 13, 2026, the Company filed a preliminary Information Statement (the “Preliminary Schedule 14(c)”) and, on February 23, 2026, the Company filed a definitive Information Statement (the “Definitive Schedule 14(c)”) notifying the actions of the Stockholder Consent. On March 5, 2026, the Company mailed the Definitive Schedule 14(c) to the stockholders. Pursuant to Rule 14c-2(b) promulgated by the SEC under the Exchange Act, the actions approved by the Majority Stockholders can become effective starting on March 25, 2026, which is 20 days from the date of mailing or furnishing the definitive information statement to the stockholders.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Amendment to Certificate of Incorporation, dated as of March 30, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOW GOOD INC.

	By:	/s/ David Lazar
David Lazar
Chief Executive Officer

Date: March 30, 2026

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